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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 January 30, 2002



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    1-11047                    22-2870438
  (State or other juris-           (Commission             (I.R.S. Employer ID
 diction of incorporation)         File Number)                   Number)



                                  Olsen Centre
                    849 E Stanley Blvd, Livermore, CA. 94550
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 373-0374 not applicable
          (Former name or former address, if changed since last report)


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SPARTA SURGICAL CORPORATION

Form 8-K


ITEM 5 - OTHER EVENTS
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On January 22, 2002, Shepard Medical Products,  Inc. ("Shepard") and the Company
agreed to continue to negotiate a revision relating to the terms and structure under the non-binding letter of intent dated January 4, 2002 ("LOI"). On January 30, 2002, Shepard decided that the LOI merger with the Company is not feasible and therefore, the LOI is terminated in its entirety. Shepard further decided to develop the possibility with the Company of a cash deal as an alternative to the merger. However, there can be no assurance that the Company will be able to negotiate a new non-binding letter to acquire Shepard.



                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPARTA SURGICAL CORPORATION
Date: January 30, 2002
                                         By  /s/     Thomas F. Reiner
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                                         Thomas F. Reiner,
                                         Chairman of the Board,
                                         President and Chief Executive Officer